UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 19, 2017. At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal Number 1 — Election of directors

The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Joichi Ito	103,720,588	10,026,723	10,779,870
James A. Kohlberg	103,396,603	10,350,708	10,779,870
Brian P. McAndrews	103,411,162	10,336,149	10,779,870
Doreen A. Toben	103,732,287	10,015,024	10,779,870
(Vote results of Class B common stockholders)
Raul E. Cesan	763,054	0	14,127
Robert E. Denham	763,054	0	14,127
Hays N. Golden	763,054	0	14,127
Michael Golden	763,054	0	14,127
Steven B. Green	763,054	0	14,127
Dara Khosrowshahi	763,054	0	14,127
Arthur Sulzberger, Jr.	756,544	6,510	14,127
Mark Thompson	763,054	0	14,127
Rebecca Van Dyck	763,054	0	14,127

Proposal Number 2 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
756,544	6,510	0	14,127

Proposal Number 3 — Advisory vote on frequency of future advisory votes to approve executive compensation

The Class B common stockholders approved the advisory resolution on the frequency of future advisory votes to approve executive compensation. The results of the vote taken were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
763,054	0	0	0	14,127

Proposal Number 4 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2017. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
124,727,754	461,445	115,163	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 19, 2017	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary